                                                                    EXHIBIT 4.08

                                                                  CONFORMED COPY

================================================================================



                         MARTIN MARIETTA MATERIALS, INC.

                                    AS ISSUER



                            FIRST UNION NATIONAL BANK

                                   AS TRUSTEE







                                    INDENTURE

                          DATED AS OF DECEMBER 7, 1998



================================================================================

                         MARTIN MARIETTA MATERIALS, INC.

                 CERTAIN SECTIONS OF THIS INDENTURE RELATING TO
                   SECTIONS 310 THROUGH 318, INCLUSIVE, OF THE
                          TRUST INDENTURE ACT OF 1939:


Trust Indenture
Act Section                                                                                       Indenture Section
-----------                                                                                       -----------------
Section 310(a)(1)..............................................................................................7.10
         (a)(2)................................................................................................7.10
         (a)(3)......................................................................................Not applicable
         (a)(4)......................................................................................Not applicable
         (b)....................................................................................................7.8

Section 311(a).................................................................................................7.11
         (b)...................................................................................................7.11

Section 312(a)..................................................................................................2.6
         (b)...................................................................................................10.3
         (c)...................................................................................................10.3

Section 313(a)..................................................................................................7.6
         (b)....................................................................................................7.6
         (c)....................................................................................................7.6
         (d)....................................................................................................7.6

Section 314(a).............................................................................................4.6, 4.7
         (a)(4)............................................................................................4.6, 4.7
         (b).........................................................................................Not applicable
         (c)(1)..........................................................................................10.4, 10.5
         (c)(2)..........................................................................................10.4, 10.5
         (c)(3)......................................................................................Not applicable
         (d).........................................................................................Not applicable
         (e)...................................................................................................10.5

Section 315(a).............................................................................................7.1, 7.2
         (b)..............................................................................................7.5, 10.1
         (c)....................................................................................................7.1
         (d)....................................................................................................7.1
         (e)...................................................................................................6.11

Section 316(a)..................................................................................................6.5
         (a)(1).................................................................................................6.5
         (a)(1)(B)..............................................................................................6.4

Trust Indenture
Act Section                                                                                       Indenture Section
-----------                                                                                       -----------------
         (a)(2)......................................................................................Not applicable
         (b)...............................................................................................6.6, 6.7
         (c)..................................................................................................10.16
Section 317(a)(1)...............................................................................................6.8
         (a)(2).................................................................................................6.9
         (b)....................................................................................................2.5

Section 3.18(a)................................................................................................10.1

Exhibit A - Form of Security....................................................................................A-1
Exhibit B - Form of Certificate To Be Delivered in Connection with
         Transfers or Exchanges of Original Securities..........................................................B-1

-----------------------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                    ---------

                                                                                                               PAGE
                                                                                                               ----
                                                    ARTICLE 1.
                                    DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1 Definitions...........................................................................................1
Section 1.2 Other Definitions.....................................................................................5
Section 1.3 Incorporation by Reference of TIA.....................................................................5
Section 1.4 Rules of Construction.................................................................................6

                                                    ARTICLE 2.
                                                  THE SECURITIES

Section 2.1 Form and Dating.......................................................................................6
Section 2.2 Execution and Authentication..........................................................................9
Section 2.3 Title, Amount and Terms of Securities................................................................11
Section 2.4 Registrar and Paying Agent...........................................................................13
Section 2.5 Paying Agent to Hold Money in Trust..................................................................13
Section 2.6 Securityholder Lists.................................................................................13
Section 2.7 Transfer and Exchange................................................................................14
Section 2.8 Book-Entry Provisions for U.S. Global Note and Offshore Global Note..................................15
Section 2.9 Special Transfer Provisions..........................................................................17
Section 2.10 Replacement Securities..............................................................................19
Section 2.11 Outstanding Securities..............................................................................20
Section 2.12 Temporary Securities................................................................................20
Section 2.13 Cancellation........................................................................................20
Section 2.14 Defaulted Interest..................................................................................20
Section 2.15 Payment in Currencies...............................................................................21
Section 2.16 CUSIP Numbers.......................................................................................23

                                                    ARTICLE 3.
                                                    REDEMPTION

Section 3.1 Applicability of this Article........................................................................23
Section 3.2 Notices to Trustee...................................................................................23
Section 3.3 Selection of Securities to be Redeemed...............................................................24
Section 3.4 Notice of Redemption.................................................................................24
Section 3.5 Effect of Notice of Redemption.......................................................................25
Section 3.6 Deposit of Redemption Price..........................................................................25
Section 3.7 Securities Redeemed in Part..........................................................................25

                                                    ARTICLE 4.

                                                                                                               PAGE
                                                                                                               ----
                                                    COVENANTS

Section 4.1 Certain Definitions..................................................................................25
Section 4.2 Payment of Securities................................................................................27
Section 4.3 Limitation on Liens..................................................................................27
Section 4.4 Limitation on Sale-Leaseback Transactions............................................................28
Section 4.5 No Lien Created, etc.................................................................................29
Section 4.6 Compliance Certificate...............................................................................29
Section 4.7 SEC Reports..........................................................................................29
Section 4.8 Rule 144A Information Requirement....................................................................30

                                                     ARTICLE 5.
                                               SUCCESSOR CORPORATION

Section 5.1 When the Corporation May Merge, etc..................................................................30
Section 5.2 When Securities Must Be Secured......................................................................30

                                                     ARTICLE 6.
                                               DEFAULTS AND REMEDIES

Section 6.1 Events of Default....................................................................................31
Section 6.2 Acceleration.........................................................................................32
Section 6.3 Other Remedies.......................................................................................32
Section 6.4 Waiver of Past Defaults..............................................................................32
Section 6.5 Control by Majority..................................................................................33
Section 6.6 Limitation on Suits..................................................................................33
Section 6.7 Rights of Holders to Receive Payment.................................................................33
Section 6.8 Collection Suit by Trustee...........................................................................33
Section 6.9 Trustee May File Proofs of Claim.....................................................................33
Section 6.10 Priorities..........................................................................................34
Section 6.11 Undertaking for Costs...............................................................................34

                                                     ARTICLE 7.
                                                      TRUSTEE

Section 7.1 Duties of Trustee....................................................................................34
Section 7.2 Rights of Trustee....................................................................................35
Section 7.3 Individual Rights of Trustee, etc....................................................................35
Section 7.4 Trustee's Disclaimer.................................................................................36
Section 7.5 Notice of Defaults...................................................................................36
Section 7.6 Reports by Trustee to Holders........................................................................36
Section 7.7 Compensation and Indemnity...........................................................................36
Section 7.8 Replacement of Trustee...............................................................................36
Section 7.9 Successor Trustee by Merger, etc.....................................................................38
Section 7.10 Eligibility; Disqualification.......................................................................38
Section 7.11 Preferential Collection of Claims Against Corporation...............................................38

                                                     ARTICLE 8.

                                                                                                               PAGE
                                                                                                               ----
                                    SATISFACTION, DISCHARGE AND DEFEASANCE

Section 8.1 Satisfaction and Discharge Under Limited Circumstances...............................................38
Section 8.2 Satisfaction and Discharge of Indenture..............................................................38
Section 8.3 Defeasance of Certain Obligations....................................................................40
Section 8.4 Application of Trust Money...........................................................................41
Section 8.5 Repayment to Corporation.............................................................................41

                                                    ARTICLE 9.
                                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 9.1 Without Consent of Holders...........................................................................41
Section 9.2 With Consent of Holders..............................................................................42
Section 9.3 Compliance with Trust Indenture Act of 1939..........................................................42
Section 9.4 Revocation and Effect of Consents....................................................................42
Section 9.5 Notation on or Exchange of Securities................................................................43
Section 9.6 Trustee to Sign Amendments, etc......................................................................43

                                                    ARTICLE 10.
                                                   MISCELLANEOUS

Section 10.1 TIA Controls........................................................................................43
Section 10.2 Notices.............................................................................................43
Section 10.3 Communication by Holders with Other Holders.........................................................44
Section 10.4 Certificate and Opinion as to Conditions Precedent..................................................44
Section 10.5 Statements Required in Certificate or Opinion.......................................................44
Section 10.6 When Treasury Securities Disregarded................................................................45
Section 10.7 Rules by Trustee, Paying Agent, Registrar...........................................................45
Section 10.8 Legal Holidays......................................................................................45
Section 10.9 Governing Law.......................................................................................45
Section 10.10 No Adverse Interpretation of Other Agreements......................................................45
Section 10.11 No Recourse Against Others.........................................................................45
Section 10.12 Securities in a Foreign Currency...................................................................45
Section 10.13 Judgment Currency..................................................................................46
Section 10.14 Successors.........................................................................................46
Section 10.15 Duplicate Originals................................................................................46
Section 10.16 Acts of Holders; Record Dates......................................................................47

-----------------------------
NOTE: This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture.

         INDENTURE dated as of December 7, 1998, between MARTIN MARIETTA MATERIALS, INC., a North Carolina corporation (the "Corporation"), and FIRST UNION NATIONAL BANK, a national banking association (the "Trustee").

         Each party agrees as follows for the benefit of the other party and, as to each series of Securities, for the equal and ratable benefit of the Holders of that series of the Corporation's Securities issued pursuant to this
Indenture:


                           RECITALS OF THE CORPORATION

         The Corporation has duly authorized the creation of an issue of up to $200,000,000 aggregate principal amount of (A) its 5.875% Notes due December 1, 2008, and (B) its 5.875% Notes due December 1, 2008 to be issued in exchange therefor, of substantially the tenor and amount hereinafter set forth, and to provide therefor the Corporation has duly authorized the execution and delivery of this Indenture.


                                   ARTICLE 1.

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.1 Definitions.

         "Agent" means any Registrar, Paying Agent or co-registrar.

         "Board of Directors" means the Board of Directors, or the Executive Committee or the Finance Committee of the Board of Directors, of the Corporation.

         "Board Resolution" means a resolution of the Board of Directors or of a committee or person to which or to whom the Board of Directors has properly delegated the appropriate authority, a copy of which has been certified by the Secretary or an Assistant Secretary of the Corporation, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

         "Components" means the currency amounts that were components of the ECU on the ECU Conversion Date. If after the ECU Conversion Date the official unit of any component currency is altered by way of combination or subdivision, the number of units of that currency shall be divided or multiplied in the same proportion to calculate the Component. If after the ECU Conversion Date two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount of that single currency equal to the sum of the amounts of those consolidated component currencies expressed in such single currency, and that amount shall thereafter be a Component. If after the ECU Conversion Date any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of those two or more currencies, each of which shall be equal to the amount of that former component currency divided by the number of currencies into which that component currency was divided, and those amounts shall thereafter be Components.

         "Corporation" means the party named as such in this Indenture until a successor replaces it and thereafter means the successor.

         "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the party designated as Depositary by the Corporation pursuant to
Section 2.3 until a successor Depositary shall have become such pursuant to the applicable provisions hereof, and thereafter "Depositary" shall mean or include each party who is then a Depositary hereunder, and if at any time there is more than one such party, "Depositary" as used in respect of the Securities on any such series shall mean the Depositary with respect to the Securities of that series.

         "Discounted Security" means any Security which provides for an amount (excluding any amounts attributable to accrued but unpaid interest) less than its principal amount to be due and payable upon a declaration of acceleration of the maturity of the Security pursuant to Section 6.2.

         "ECU" means the European Currency Unit.

         "Exchange Act" means the Securities Exchange Act of 1934, as it may be amended from time to time.

         "Exchange Securities" means the 5.875% Notes Due December 1, 2008 to be issued by the Corporation, and containing terms identical to those of the Original Securities (except that such Exchange Securities (i) shall have an exchange offer registered under the Securities Act and (ii) shall have an interest rate of 5.875% per annum, without provision for adjustment as provided in paragraph 1 on the reverse of the Original Securities), that are issued and exchanged for the Original Securities pursuant to the Registration Rights Agreement and this Indenture or any indenture or indentures supplemental hereto.

         "Foreign Currency" means a currency issued by the government of any country other than the United States of America.

         "Global Security" means a Security evidencing all or a part of a series of Securities, issued to the Depositary for such series in accordance with
Section 2.1, and bearing the legend prescribed in Section 2.1.

         "Holder" or "Securityholder" means the person in whose name a Security is registered on the Registrar's books.

         "Indenture" means this Indenture as amended or supplemented from time to time.

         "Initial Purchasers" means Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated.

         "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3), or
(7) under the Securities Act.

         "Issue Date" means the date on which the Original Securities are originally issued under this Indenture.

         "Market Exchange Rate" for any currency means, as appropriate, the noon U.S. dollar buying rate or selling rate for that currency for cable transfers quoted in the City of New York on the applicable date as certified for customs purposes by the Federal Reserve Bank of New York. If for any reason such rates are not available for one or more currencies for which a Market Exchange Rate is required, the Trustee shall use: (i) the quotation of the Federal Reserve Bank of New York as of the most recent available date, (ii) quotations from one or more major banks in the City of New York or in the country of issue of the currency in question, or (iii) such other quotations as the Trustee shall deem appropriate. Unless otherwise specified by the Trustee, if there is more than one market for dealing in any currency by reason of foreign exchange regulations or otherwise, the market to be used is that in which a nonresident issuer of securities designated in that currency would purchase that currency in order to make payments on those securities. All decisions and determinations of the Trustee regarding the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Corporation and all holders.

         "Officer" means the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer or the Secretary of the Corporation.

         "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or Assistant Secretary of the Corporation.

         "Official Exchange Rate" means on the applicable date the exchange rate between ECU and any currency as reported by the Commission of the European Communities (currently based on the rates in effect at 2:30 P.M., Brussels time, on the relevant exchange markets) or if that exchange rate ceases to be so reported, then the exchange rate determined by the Trustee using, in its sole discretion, quotations from one or more major banks in the City of New York or such other quotations as the Trustee shall deem appropriate.

         "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Corporation or the Trustee.

         "Original Securities" means the 5.875% Notes Due December 1, 2008 issued by the Corporation under this Indenture or pursuant to any indenture of indentures supplemental hereto.

         "principal" of a Security means the principal of the Security plus, when appropriate, the premium, if any, on the Security.

         "Private Placement Legend" means the legend set forth on the Original Securities in the form set forth in Section 2.1(d).

         "QIB" means a "qualified institutional buyer" as that term is defined in Rule 144A.

         "Registration Rights Agreement" means the Exchange and Registration Rights Agreement, dated as of December 2, 1998, by and among the Corporation, Goldman Sachs & Co., J.P. Morgan Securities Inc., and Morgan Stanley & Co. Incorporated.

         "Registration Statement" means the Registration Statement as defined and described in the Registration Rights Agreement.

          "SEC" means the Securities and Exchange Commission.

         "Securities" means the Original Securities and the Exchange Securities and any other securities issued pursuant to this Indenture from time to time, as such Indenture may be amended or supplemented from time to time. For purposes of this Indenture and any indenture or indentures supplemental hereto, all Original Securities and Exchange Securities shall be treated as a single class and shall vote together as one series of Securities under this Indenture.

         "Securities Act" means the Securities Act of 1933, as it may be amended from time to time.

         "Series" when used with respect to the Securities means all Securities bearing the same title and authorized by the same Board Resolution.

         "TIA" means the Trust Indenture Act of 1939, as in effect (unless otherwise stated herein) on the date of this Indenture.

         "Trustee" means the party named as such in this Indenture until a successor replaces it and thereafter means the successor. The term "Trustee" includes any additional Trustee appointed pursuant to Section 2.3 or Section 7.8 but, if at any time there is more than one Trustee, the term "Trustee" as used with respect to Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Trust Officer" means a Vice President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

         "Uniform Commercial Code" means the North Carolina Uniform Commercial Code.

         Section 1.2 Other Definitions.

                                                                                                         Defined in
         Term                                                                                               Section
         ----                                                                                               -------
         "Act"................................................................................................10.16
         "Agent members".....................................................................................2.8(a)
         "Attributable Debt"....................................................................................4.1
         "Bankruptcy Law".......................................................................................6.1
         "Capital Expenditures".................................................................................4.1
         "Consolidated Net Tangible Assets".....................................................................4.1
         "Custodian"............................................................................................6.1
         "Debt".................................................................................................4.1
         "ECU Conversion Date".................................................................................2.13
         "Event of Default".....................................................................................6.1
         "Exchange Offer".................................................................................Exhibit A
         "Global Note".......................................................................................2.1(c)
         "Judgment Date"......................................................................................10.13
         "Legal Holiday".......................................................................................10.8
         "Lien".................................................................................................4.1
         "Long-Term Debt".......................................................................................4.1
         "Paying Agent".........................................................................................2.4
         "Physical Notes"....................................................................................2.1(c)
         "Principal Property"...................................................................................4.1
         "Registrar"............................................................................................2.4
         "Restricted Property"..................................................................................4.1
         "Restricted Subsidiary"................................................................................4.1
         "Rule 144"................................................................................................
         "Rule 144A"...............................................................................................
         "Sale-Leaseback Transaction"...........................................................................4.1
         "Subsidiary"...........................................................................................4.1
         "Substitute Date"....................................................................................10.13
         "United States"........................................................................................4.1
         "U.S. Government Obligations...........................................................................8.2
         "Voting Stock".........................................................................................4.1

         Section 1.3 Incorporation by Reference of TIA. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the SEC.

         "indenture securities" means the Securities.

         "indenture security holder" means a Securityholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Corporation.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them.

         Section 1.4 Rules of Construction. Unless the context otherwise requires:

                  (1)      a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

                  (3)      "or" is not exclusive;

                  (4) words in the singular include the plural, and in the plural include the singular;

                  (5) any gender used in this Indenture shall be deemed to include the neuter, masculine or feminine gender; and

                  (6) provisions apply to successive events and transactions.


                                   ARTICLE 2.

                                 THE SECURITIES

         Section 2.1 Form and Dating.

         (a) The Securities shall be issued substantially in the form or forms (including global form) as shall be established by or pursuant to a Board Resolution or Resolutions or any supplemental indenture, in each case with such appropriate insertions, omissions, substitutions or other variations as are required or permitted by this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication.

         Notwithstanding the foregoing, if any Security of a series is issuable in the form of a Global Security or Securities, each such Global Security may provide that it shall represent the aggregate amount of Securities outstanding under the series from time to time endorsed thereon and also may provide that the aggregate amount of Securities outstanding under the series represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Security to reflect the amount of Securities outstanding under the series represented thereby shall be made by the Trustee in accordance with the instructions of the Corporation and in such manner as shall be specified on such Global Security. Any instructions by the Corporation with respect to a Global Security, after its initial issuance, shall be in writing but need not comply with Section 10.4.

         Before the first delivery of a Security of any series to the Trustee for authentication, the Corporation shall deliver to the Trustee the following:

                  (1) the Board Resolution by or pursuant to which the forms and terms of the Security have been approved;

                  (2) an Officers' Certificate of the Corporation dated the date of delivery stating that all conditions precedent provided for in this Indenture relating to the authentication and delivery of Securities in that series have been complied with and directing the Trustee to authenticate and deliver the Securities to or upon written order of the Corporation; and

                  (3) an Opinion of Counsel stating that all conditions precedent provided for in this Indenture relating to the authentication and delivery of Securities of that series have been complied with, the form and terms of the series have been established by or pursuant to a Board Resolution or Resolutions in conformity with this Indenture, and that Securities in such form when completed by appropriate insertions and executed by the Corporation and delivered by the Corporation to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture within the authorization as to aggregate principal amount established from time to time by the Board of Directors and sold in the manner specified in such Opinion of Counsel will be the legal, valid and binding obligations of the Corporation entitled to the benefits of this Indenture, subject to applicable bankruptcy, reorganization, insolvency and other similar laws generally affecting creditors rights and to general equity principles, and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of Securities of that series or that are customarily included in similar opinions by lawyers experienced in such matters.

         Notwithstanding the foregoing, if the Corporation shall establish pursuant to Section 2.3 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Corporation shall execute and the Trustee shall, in accordance with this Section, Section 2.2 and the authentication order of the Corporation with respect to such series, authenticate and deliver one or more Global Securities in temporary or permanent form that shall (a) represent and be denominated in an aggregate amount equal to the aggregate principal amount of the Securities of such series to be represented by one or more Global Securities, (b) be registered in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary, (c) be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction, and (d) bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any nominee to a successor Depositary or a nominee of any successor Depositary."

         (b) The Original Securities and Exchange Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A annexed hereto, which is part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication.

         The terms and provisions contained in the forms of Securities annexed hereto as Exhibit A shall constitute, and are expressly made, a part of this Indenture. To the extent applicable, the Corporation and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         (c) Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Securities in registered form, substantially in the form as above recited (the "U.S. Global Note"), deposited with the Trustee, as custodian for the Depositary, duly executed by the Corporation and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the U.S. Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

         Securities offered and sold in reliance on Regulation D under the Securities Act shall be issued in the form of permanent certificated Securities in registered form in substantially the form as above recited (the "Physical Notes").

         The definitive Securities shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         (d) Unless and until an Original Security is exchanged for an Exchange Security in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, the Global Note, and each Physical Note shall bear the following legend on the face thereof:

         THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED

         IN RULE 501(a)(1), (2), (3), OR (7) OF REGULATION D UNDER THE SECURITIES ACT) IN A TRANSACTION EXEMPT FROM REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE (A) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

         Each Global Note, whether or not an Exchange Note, shall bear the following legend on the face thereof:

         UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.8 OF THE INDENTURE.

         Section 2.2 Execution and Authentication. Two Officers shall sign the Securities for the Corporation by manual or facsimile signature. The Corporation's seal shall be impressed, affixed, imprinted or reproduced on the Securities.

         If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

         A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         Notwithstanding the provisions of Section 2.3 and of the preceding paragraphs, if all Securities of a series are not to be originally issued at one time (including, for example, a series constituting a medium-term note program), it shall not be necessary to deliver the Officers' Certificate or the Opinion of Counsel otherwise required pursuant to Section 2.1 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series. In such case the Trustee may conclusively rely on the foregoing documents and opinions delivered pursuant to Section 2.1 and Section 2.3, and this Section, as applicable (unless revoked by superseding comparable documents or opinions), as to the matters set forth therein.

         Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Corporation, and the Corporation shall deliver such Security to the Trustee for cancellation as provided in Section 2.13 together with a written statement (which need not comply with Section 2.1 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Corporation, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         If any Security of a series shall be represented by a Global Security, then, for purposes of this Section and Section 2.12, the notation of the record owners' interest therein upon original issuance of such Security shall be deemed to be delivery in connection with the original issuance of each beneficial owner's interest in such Global Security.

         The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

                  This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

         Date:                      First Union National Bank, as Trustee


                                    By:
                                       ---------------------------------------,
                                       Authorized Officer

         If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Trustee's certificate of authentication to be borne by the Securities of each such series shall be substantially as follows:

         This is one of the Securities referred to in the within-mentioned Indenture.

                                    First Union National Bank, as Trustee


                                    By:
                                       ---------------------------------------,
                                       as Authenticating Agent


                                    By:
                                       ----------------------------------------
                                       Authorized Officer

         The Trustee may appoint an authenticating agent acceptable to the Corporation to authenticate Securities. An authenticating agent may authenticate Securities whenever the

Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such Agent. An authenticating agent has the same rights as an Agent to deal with the Corporation.

         Section 2.3 Title, Amount and Terms of Securities. The principal amount of Securities that may be authenticated and delivered and outstanding under this Indenture is not limited. The Securities may be issued in a total principal amount up to that authorized from time to time by or pursuant to relevant Board Resolutions.

         The Securities may be issued in one or more series, each of which shall be issued pursuant to a Board Resolution or Resolutions of the Corporation, which shall specify:

                  (1) the title of the Securities of that series (which shall distinguish the Securities of that series from Securities of all other series);

                  (2) any limit on the aggregate principal amount of the Securities of that series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration or transfer of, in exchange for or in lieu of other Securities of that series pursuant to Section 2.7, 2.8, 2.9, 2.10 or 3.7);

                  (3) the date or dates (or manner of determining the same) on which the principal of the Securities of that series is payable;

                  (4) the rate or rates, or the method to be used in ascertaining the rate or rates (which may be fixed or variable), at which the Securities of that series shall bear interest (if any), the basis upon which interest shall be calculated if other than that of a 360-day year of 12 30-day months, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record date for the interest payable on any interest payment date;

                  (5) if the trustee of that series is other than the Trustee initially named in this Indenture or any successor thereto, the trustee of that series;

                  (6) the place or places where the principal of and interest, if any, on Securities of that series shall be payable;

                  (7) the period or periods within which, the price or prices at which and the terms and conditions on which Securities of that series may be redeemed, in whole or in part, at the option of the Corporation;

                  (8) the obligation, if any, of the Corporation to redeem or purchase Securities of that series pursuant to any sinking fund or analogous provisions or at the option of Holders of Securities of that series, and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of that series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (9) if denominated in U.S. dollars, and in denominations other than denominations of $1,000 and any multiple of $1,000, the denominations in which Securities of that series shall be issuable;

                  (10) if denominated in other than U.S. dollars, the currency or currencies, including composite currencies, in which the Securities of that series are denominated, and the denominations in which Securities of that series shall be issuable;

                  (11) if other than the currency in which the Securities of that series are denominated, the currency or currencies, including composite currencies, in which payment of the principal of and interest, if any, on Securities of that series shall be payable;

                  (12) if the amount of payments of the principal of and interest, if any, on the Securities of that series may be determined with reference to an index based on a currency or currencies other than that in which the Securities of that series are denominated, the manner in which such amounts shall be determined;

                  (13) if other than the full principal amount, the portion of the principal amount of Securities of that series which shall be payable upon a declaration of acceleration of the maturity pursuant to
         Section 6.2;

                  (14) if convertible into Securities of another series, the terms upon which the Securities of that series will be convertible into Securities of such other series;

                  (15) the right, if any, of the Corporation to redeem all or any part of the Securities of that series before maturity and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of that series may be redeemed;

                  (16) the provisions, if any, restricting defeasance of the Securities of that series;

                  (17) if other than or in addition to the events specified in Section 6.1, events of default with respect to the Securities of that series;

                  (18) if the Securities of that series are to be issued in whole or in part in the form of one or more Global Securities, the Depositary for such Global Security or Global Securities and whether beneficial owners of interests in any such Global Securities may exchange such interests for other Securities of such series in the manner provided in Section 2.7, and the manner and the circumstances under which and the place or places where any such exchanges may occur if other than in the manner provided in Section 2.7, and any other terms of the series relating to the global nature of the Securities of such series and the exchange, registration or transfer thereof and the payment of any principal thereof or interest, if any, thereon;

                  (19) any other terms of or relating to the Securities of that series (which terms shall not be inconsistent with the provisions of this Indenture); and

                  (20) the form of any notice to be delivered to the Trustee with respect to any such Security.

         References herein to currency shall include ECUs, unless otherwise specified or unless the context otherwise requires.

         All Securities of any particular series shall be identical as to currency of denomination and otherwise shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the relevant Board Resolution or Resolutions.

         The Trustee need not authenticate the Securities in any series if their terms impose on the Trustee duties in addition to those imposed on the Trustee by this Indenture. If the Trustee does authenticate any such Securities, the authentication will evidence the Trustee's agreement to comply with any such additional duties.

         Each Depositary designated pursuant to this Section 2.4 for a Global Security in registered form shall, if required, at the time of its designation and at all times while it serves as a Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

         Section 2.4 Registrar and Paying Agent. The Corporation shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Corporation may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent. There may be separate Registrars and Paying Agents for different series of Securities.

         The Corporation shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture. The agreements shall implement the provisions of this Indenture that relate to such Agent. The Corporation shall notify the Trustee of the name and address of any such Agent. If the Corporation fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

         The Corporation initially appoints the Trustee as Registrar and Paying Agent.

         Section 2.5 Paying Agent to Hold Money in Trust. Each Paying Agent for any series of Securities shall hold in trust for the benefit of Holders of Securities of the same series or the Trustee all money held by the Paying Agent for the payment of principal of or interest on such Securities and shall notify the Trustee of any default by the Corporation in making such payment. If the Corporation or a Subsidiary acts as Paying Agent with respect to a series of Securities, it shall segregate the money for that series and hold it as a separate trust fund. The Corporation at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon doing so the Paying Agent shall have no further liability for the money.

         Section 2.6 Securityholder Lists. For each series of Securities, the Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of Securities of that series. If the Trustee is not the Registrar, the Corporation shall furnish or cause to be furnished to the Trustee on or before each interest payment date for each series of Securities and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of Securities of that series.

         Section 2.7 Transfer and Exchange .

         Where a Security (other than a Global Security except as set forth herein) is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of Section 8-401(1) (or any successor provision) of the Uniform Commercial Code are met, the requirements of Sections 2.8 and 2.9, if applicable, are met, and, if so required by the Trustee or the Corporation, if the Security presented is accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Corporation, duly executed by the registered owner or by his or her attorney duly authorized in writing. Where Securities (other than a Global Security except as set forth herein) of any series are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of other denominations of the same series with identical terms as the Securities exchanged (including the exchange of Original Securities for Exchange Securities), the Registrar shall make the exchange as requested if the same requirements are met; provided that no exchanges of Original Securities for Exchange Securities shall occur until a Registration Statement shall have been declared effective by the SEC and that any Original Securities that are exchanged for Exchange Securities shall be cancelled by the Trustee in accordance with Section 2.13. The Corporation shall notify the Trustee, the Registrar and the Paying Agent in writing of the effectiveness of any such Registration Statement and of the occurrence of any Registration Default. To permit transfers and exchanges, the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange of the Securities, but the Corporation may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange pursuant to
Section 2.12, 3.7 or 9.5 of this Indenture.). The Corporation shall not be required to make transfers or exchanges of Securities of any series for a period of 15 days before a selection of Securities of the same series to be redeemed or before an interest payment.

         Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

         None of the Corporation, the Trustee, the Paying Agent, the Registrar or any co-registrar shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         If at any time the Depositary for the Securities of a series notifies the Corporation that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 2.3, the Corporation shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such ineligibility, the Corporation's election pursuant to Section 2.3(18) shall no longer be effective with respect to the Securities of such series and the Corporation will execute, and the Trustee, upon receipt of an order of the Corporation for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form in the Global Security or Securities representing such series in exchange for such Global Security or Securities.

         The Corporation may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Corporation will execute, and the Trustee, upon receipt of an order of the Corporation for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

         If specified by the Corporation pursuant to Section 2.3 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for the Securities of such series in definitive form on such terms as are acceptable to the Corporation and such Depositary. Thereupon, the Corporation shall execute, and the Trustee shall authenticate and deliver:

                  (1) to each party specified by such Depositary a new Security or Securities of the same series, of any authorized denomination as requested by such party in aggregate principal amount equal to and in exchange for such party's beneficial interest in the Global Security; and

                  (2) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

         Upon the exchange of the Global Security for Securities in definitive form, such Global Security shall be canceled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section 2.7 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the parties in whose names such Securities are so registered.

         Section 2.8 Book-Entry Provisions for Global Note .

         (a) The Global Note initially shall (i) be registered in the name of the Depositary for such Global Note or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 2.1(d).

         Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Note, and the Depositary may be treated by the Corporation, the Trustee and any agent of the Corporation or the Trustee as the absolute owner of such Global Note, for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Corporation, the Trustee or any agent of the Corporation or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

         (b) Transfers of the Global Note shall be limited to transfers of such Global Note in whole, but not in part, to the Depositary, its successors or their respective nominees. Beneficial interests in the Global Note may be transferred in accordance with the applicable rules and procedures of the Depositary and the provisions of Section 2.9 hereof. In addition, Physical Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in the Global Note if (i) the Depositary notifies the Corporation that it is unwilling or unable to continue as Depositary for the Global Note and a successor depositary is not appointed by the Corporation within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depositary to make such transfer.

         (c)      [Intentionally omitted.]

         (d) In connection with any transfer of a beneficial interest to a transferee receiving Physical Notes pursuant to paragraph (b) of this Section 2.8, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and the Corporation shall execute, and the Trustee shall authenticate and deliver, one or more Physical Notes of like tenor and amount.

         (e) In connection with the transfer of the entire Global Note to beneficial owners receiving Physical Notes pursuant to paragraph (b) of this
Section 2.8, the Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Corporation shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Global Note an equal aggregate principal amount of Physical Notes of authorized denominations.

         (f) Any Physical Note delivered in exchange for an interest in the Global Note pursuant to paragraph (b) or (d) of this Section 2.8 shall, except as otherwise provided by paragraph (c) of Section 2.9, bear the legend regarding transfer restrictions applicable to the Physical Note set forth in Section 2.1(d).

         (g)      [Intentionally omitted.]

         (h) The registered holder of the Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which such holder is entitled to take under this Indenture or the Securities.

         Section 2.9 Special Transfer Provisions.

         Unless and until an Original Security is exchanged for an Exchange Note, or the Original Securities are registered for sale in connection with an effective registration pursuant to the Registration Rights Agreement, the following provisions shall apply:

         (a) Transfers to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of an Original Security to any Institutional Accredited Investor which is not a QIB:

                  (i) The Registrar shall register the transfer of any Original Security, whether or not such Original Security bears the Private Placement Legend, if (x) the requested transfer is at least two years after the original Issue Date of the Original Securities and the proposed transferor checks box A.3 on Exhibit B attached hereto, certifying that the sale has been made in compliance with the provisions of Rule 144 or (y) the proposed transferor checks box A.4 provided for on Exhibit B attached hereto, certifying to the Registrar that it (or any person holding a beneficial interest in such Original Security through it) was not the initial Holder or beneficial owner of such Original Security and the proposed transferee has delivered to the Registrar (A) a certification substantially in the form of Section C of Exhibit B hereto and (B) if the aggregate principal amount of the Original Securities being transferred is less than $100,000 at the time of such transfer, an opinion of counsel acceptable to the Corporation and the Registrar that such transfer is in compliance with the Securities Act.

                  (ii) If the proposed transferor is an Agent Member holding a beneficial interest in the Global Note, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (i) and (y) instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and decrease in the principal amount of the Global
         Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and the Corporation shall execute, and the Trustee shall authenticate and deliver, one or more Physical Notes of like tenor and amount. If the proposed transferor holds Original Securities represented by Physical Notes, upon receipt by the Registrar of the documents, if any, required by paragraph (i) and surrender of the Physical Notes representing the Securities to be transferred, the Corporation shall execute, and the Trustee shall authenticate and deliver, one or more Physical Notes of like tenor and amount and cancel the Physical Notes so surrendered for transfer.

         (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of an Original Security to a QIB:

                  (i) If the Original Security to be transferred consists of Physical Notes, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked box A.1 provided for on Exhibit B attached hereto, certifying that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for in Section B of Exhibit B attached hereto stating that it is purchasing the Original Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Corporation as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                  (ii) If the proposed transferee is an Agent Member, and the Original Security to be transferred consists of Physical Notes, upon receipt by the registrar of the documents referred to in clause (i) and instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global
         Note in an amount equal to the principal amount of the Physical Note to be transferred, and the Trustee shall cancel the Physical Note so transferred.

         (c) Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless the circumstances contemplated by paragraph
(a)(i)(x) of this Section 2.9 exist or (ii) there is delivered to the Registrar an opinion of counsel reasonably satisfactory to the Corporation and the Registrar to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

         (d) General. By its acceptance of any Security bearing the Private Placement Legend, each holder of such Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture. The Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer of such Security set forth in this Indenture, provided, however, that the Registrar shall register the transfer of any Original Security, whether or not such Original Security bears the Private Placement Legend, if the requested transfer is at least two years after the later of the original Issue Date of the Original Security and the last date on which such Original Security was held by an affiliate of the Corporation. In connection with any transfer of Securities, each holder agrees by its acceptance of the Original Securities to furnish the Registrar or the Corporation such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may rely on a determination made by the Corporation with respect to) the sufficiency of any such certifications, legal opinions or other information.

         The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.8 hereof or this Section
2.9. The Corporation shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar. The Registrar shall be entitled to rely on certifications and representations made to it by transferees and transferors with respect to the matters described herein and shall have no duty to investigate such representations.

         Section 2.10 Replacement Securities. If the Holder of a Security claims that the Security has been mutilated, destroyed, lost or stolen, the Corporation may issue and the Trustee shall authenticate a replacement Security of the same series with identical terms as the Securities exchanged if the requirements of
Section 8-405 (or any successor provision) of the Uniform Commercial Code are met. Such holder shall furnish an indemnity bond sufficient in the judgment of the Corporation and the Trustee to protect the Corporation, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced. The Corporation and the Trustee may charge for their expenses in replacing a Security.

         In case any such mutilated, destroyed, lost or stolen Security has become due and payable, the Corporation in its discretion may, instead of issuing a new Security, pay such Security (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Corporation, the Trustee, the Paying Agent, the Registrar and any co-registrar for such Security such security or indemnity as may be required by them to hold each of them harmless, and in case of destruction, loss or theft, evidence satisfactory to the Corporation, the Trustee, the Paying Agent, the Registrar and any co-registrar, and any agent of any of them, of the destruction, loss or theft of such Security and the ownership thereof.

         Upon the issuance of any new Security under this Section 2.10, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including all fees and expenses of the Trustee, the Paying Agent, the Registrar and any co-registrar for such Security) connected therewith.

         Every new Security of any series issued pursuant to this Section 2.10 in lieu of any destroyed, lost or stolen Security or in exchange for any mutilated Security, shall constitute an original additional obligation of the Corporation, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series.

         The provisions of this Section 2.10 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 2.11 Outstanding Securities. Securities outstanding at any time are all Securities authenticated by the Trustee (and, in the case of Global Securities endorsed by the Trustee) except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Corporation or an affiliate of the Corporation holds the Security.

         If a Security is replaced pursuant to Section 2.10, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         If the Paying Agent holds on a redemption date or maturity date money sufficient to pay Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

         If a Security is called for redemption, the Corporation and the Trustee need not treat the Security as outstanding in determining whether Holders of the required principal amount of Securities have concurred in any direction, waiver or consent.

         Upon the exchange of any Original Securities for Exchange Securities, such Original Securities shall be cancelled in accordance with Section 2.13 and shall no longer be deemed outstanding for any purpose.

         Section 2.12 Temporary Securities. Until definitive Securities of any series are ready for delivery or a permanent Global Security or Securities are prepared, as the case may be, the Corporation may prepare and the Trustee shall authenticate temporary Securities or one or more temporary Global Securities, as the case may be, of the same series in accordance with the terms and conditions of this Indenture. Temporary Securities of any series shall be substantially in the form of definitive Securities or permanent Global Securities, as the case may be, of the same series, but may have variations that the Corporation considers appropriate for temporary Securities. Without unreasonable delay, the Corporation shall prepare and the Trustee shall authenticate definitive Securities or a permanent Global Security or Securities, as the case may be, of the same series in exchange for temporary Securities. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities or permanent Global Securities of such series.

         Section 2.13 Cancellation. The Corporation at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee and no one else shall cancel or destroy all Securities surrendered for transfer, exchange, payment or cancellation, and shall so certify to the Corporation. The Corporation may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation.

         Section 2.14 Defaulted Interest. If the Corporation defaults in a payment of interest on any Securities of any series, it shall pay the defaulted interest to the persons who are Holders of those Securities on a subsequent special record date. The Corporation shall fix the special record date and payment date. At least 15 days before the special record date, the Corporation shall mail to each Holder of Securities of that series a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Corporation may pay defaulted interest in any other lawful manner.

         Section 2.15 Payment in Currencies.

         (a) Payment of the principal of and interest, if any, on the Securities shall be made in the currency or currencies specified below:

                  (1) for Securities of a series denominated in U.S. dollars, payment shall be made in U.S. dollars;

                  (2) for Securities of a series denominated in ECU, payment shall be made in ECU unless the Holder of a Security of that series elects to receive payment in U.S. dollars or any Foreign Currency or Currencies designated for that purpose pursuant to Section
         2.3 and such election is permitted by the Board Resolution or Resolutions adopted pursuant to Section 2.3 in respect of that series; and

                  (3) for Securities of a series denominated in a Foreign Currency, payment shall be made in that Foreign Currency unless the Holder of a Security of that series elects to receive payment in U.S. dollars and such election is permitted by the Board Resolution or Resolutions adopted pursuant to Section 2.3 in respect of that series.

A Holder may make the election referred to in clause (2) or (3) above by delivering to the Trustee a written notice of election substantially in the form contemplated by the Board Resolution or Resolutions adopted pursuant to Section
2.3 or in any other form acceptable to the Trustee. For any payment, a notice of election will not be effective unless it is received by the Trustee not later than the close of business on the applicable record date. An election shall remain in effect until the Holder delivers to the Trustee a written notice specifying a change in the currency in which payment is to be made. No change in currency may be made for payments to be made on Securities of a series for which notice of redemption has been given pursuant to Article 3 or as to which the Corporation has accomplished a satisfaction, discharge or defeasance pursuant to
Section 8.1, 8.2 or 8.3.

         (b) The Trustee shall deliver to the Corporation, not later than the fourth business day after each record date for payment on Securities of a series denominated in ECU or a Foreign Currency, a written notice specifying, in the currency in which the Securities of that series are denominated, the aggregate amount of the principal of and interest, if any, on Securities of that series to be paid on the payment date. If at least one Holder has made the election referred to in clause (2) or (3) of paragraph (a) of this Section, the written notice shall also specify, in each currency elected, the amount of principal of and interest, if any, to be paid in that currency on the payment date.

         (c) The amount payable to Holders of Securities of a series denominated in ECU who have elected to receive payment in U.S. dollars or a Foreign Currency or Currencies as provided in paragraph (a) of this Section shall be determined by the Trustee on the basis of the Official Exchange Rate in effect on the record date. The amount payable to Holders of Securities of a series denominated in a Foreign Currency who have elected to receive payment in U.S. dollars shall be determined by the Trustee on the basis of the Market Exchange Rate in effect on the record date.

         (d) (i) If the Foreign Currency in which a series of Securities is denominated ceases to be used both by the government of the country that issued such currency and for the settlement of transactions by public institutions of or within the international banking community, then for each payment date on Securities of that series occurring after the last date on which the Foreign Currency was so used, all payments on Securities of that series shall be made in U.S. dollars. If payment is to be made in U.S. dollars to the Holders of Securities of any such series pursuant to the preceding sentence, then the amount to be paid in U.S. dollars on a payment date by the Corporation to the Trustee and by the Trustee or any Paying Agent to Securityholders shall be determined by the Trustee as of the applicable record date and shall be equal to the sum obtained by converting the specified Foreign Currency into U.S. dollars at the Market Exchange Rate on the last record date on which such Foreign Currency was so used in either such capacity.

                  If a Holder of a Security denominated in ECU has elected to receive payment in a specified Foreign Currency as provided for by paragraph (a) of this Section and such Foreign Currency ceases to be used both by the government of the country that issued such currency and for the settlement of transactions by public institutions of or within the international banking community, the Holder shall, subject to paragraph (d)(ii) of this Section, receive payment in ECU unless the Holder has elected or elects to receive payment in another Foreign Currency as provided for by clause (3) of paragraph (a) of this Section.

                  (ii) If the ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities, payments on Securities of a series denominated in ECU on payment dates occurring after the last date on which the ECU was so used (the "ECU Conversion Date") shall be made in U.S. dollars unless the Holder has elected or elects to receive payment in a Foreign Currency as provided for by clause (2) of paragraph (a) of this Section.

         If payment on Securities of a series denominated in ECU is to be made in U.S. dollars pursuant to the preceding paragraph, then the amount to be paid in U.S. dollars on a payment date by the Corporation to the Trustee and by the Trustee or any Paying Agent to Securityholders shall be determined by the Trustee as of the applicable record date and shall be equal to the sum of the amounts obtained by converting each Component into U.S. dollars at its respective Market Exchange Rate as of such record date, multiplied by the number of ECU that would have been so paid had the ECU not ceased to be so used. If payment on Securities denominated in ECU is to be made in Foreign Currency pursuant to the preceding paragraph, then the amount to be paid in such Foreign Currency on a payment date by the Corporation to the Trustee and by the Trustee or any Paying Agent to Securityholders shall be determined by the Trustee as of the applicable record date and shall be determined by (A) converting each Component into U.S. dollars at the Market Exchange Rate for such Component on such record date and (B) converting the sum in

U.S. dollars so obtained into such Foreign Currency at the Market Exchange Rate on such record date.

         (e) All decisions and determinations of the Trustee regarding the amount payable in accordance with paragraph (c) of this Section, conversion of Foreign Currency into U.S. dollars pursuant to paragraph (d)(i) of this Section or the conversion of ECU into U.S. dollars or Foreign Currency pursuant to paragraph (d)(ii) of this Section, the Official Exchange Rate or the Market Exchange Rate shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Corporation and all Securityholders. If a Foreign Currency in which payment on Securities of a series may be made pursuant to paragraph (a) of this Section ceases to be used both by the government of the country that issued such currency and for the settlement of transactions by public institutions of or within the international banking community, the Corporation shall give notice to the Trustee and mail notice by first-class mail to each Holder of Securities of that series specifying the last date on which the Foreign Currency was used for the payment of principal of or interest, if any, on Securities of that series. If the ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities, the Corporation shall give notice to the Trustee and mail notice by first-class mail to each Holder of Securities of a series denominated or payable in ECU specifying the ECU Conversion Date and the Components on the ECU Conversion Date. In the event of any subsequent change in any Component, the Corporation shall give notice to the Trustee and Securityholders similarly.

         Section 2.16 CUSIP Numbers. The Corporation in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                   ARTICLE 3.

                                   REDEMPTION

         Section 3.1 Applicability of this Article. Securities of any series that are redeemable prior to their maturity shall be redeemable in accordance with their terms (except as otherwise specified in this Indenture for Securities of any series) and in accordance with this Article 3.

         Section 3.2 Notices to Trustee. If the Corporation wants to redeem any Securities, it shall notify the Trustee of the redemption date and the principal amount of Securities to be redeemed in accordance with the terms of the Securities. If the redemption is of less than all the outstanding Securities of a series, the Corporation shall furnish to the Trustee a written statement signed by an officer of the Corporation stating that with respect to that series there exists no Event of Default and no circumstance which, after notice or the passage of time or both, would constitute an Event of Default. The Corporation shall give the notice provided for in this Section at least 50 days before the redemption date.

         Section 3.3 Selection of Securities to be Redeemed. If, at the option of the Corporation, less than all the Securities of a series are to be redeemed, the Trustee shall select the Securities to be redeemed by a method the Trustee considers fair and appropriate, subject to any applicable stock exchange requirements. The Trustee shall make the selection from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have a denomination larger than $1,000 (or the applicable minimum denomination for such Securities in the event the Securities are payable in ECUs or a Foreign Currency or Currencies), Securities and portions of them it selects shall be in amounts of $1,000 (or the applicable minimum denomination for such Securities in the event the Securities are payable in ECUs or a Foreign Currency or Currencies) or a multiple of $1,000 (or the applicable minimum denomination for such Securities in the event the Securities are payable in ECUs or a Foreign Currency or Currencies). Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

         The Trustee for the Securities of any series to be redeemed shall promptly notify the Corporation in writing of the Securities of such series selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

         Section 3.4 Notice of Redemption. At least 20 days but not more than 60 days before a date of redemption of Securities at the option of the Corporation, the Corporation shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed.

         The notice shall identify the Securities to be redeemed and shall state:

                  (1)      the redemption date;

                  (2)      the redemption price;

                  (3)      the name and address of the Paying Agent;

                  (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price; and

                  (5) that interest on Securities called for redemption ceases to accrue on and after the redemption date.

         At the Corporation's request, the Trustee shall give the notice of redemption in the Corporation's name and at its expense. In such event the Corporation will provide the Trustee with the information required by clauses
(1) through (5).

         Section 3.5 Effect of Notice of Redemption. Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued interest to the redemption date; provided, however, that any regular payment of interest becoming due on the redemption date shall be payable to the Holder of any such Security being redeemed as provided in the Security.

         Section 3.6 Deposit of Redemption Price. By the opening of business on the redemption date, the Corporation shall deposit with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date.

         Section 3.7 Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.


                                   ARTICLE 4.

                                   COVENANTS

         Section 4.1 Certain Definitions. "Attributable Debt" for a lease means the carrying value of the capitalized rental obligation determined under generally accepted accounting principles whether or not such obligation is required to be shown on the balance sheet as a long-term liability. The carrying value may be reduced by the capitalized value of the rental obligations, calculated on the same basis, that any sublessee has for all or part of the same property. This term does not include any obligation to make payments arising from the transfer of tax benefits under the Economic Recovery Tax Act of 1981 (as it may from time to time be amended, or any successor statute) to the extent such obligation is offset by or conditioned upon receipt of payments from another person. A lease obligation shall be counted only once even if the Corporation and one or more of its Subsidiaries may be responsible for the obligation.

         "Capital Expenditures" means, for any period, any expenditures of the Corporation or its Subsidiaries during such period that, in conformity with generally accepted accounting principles consistently applied, are required to be included in fixed asset accounts on the consolidated balance sheet of the Corporation and its Subsidiaries.

         "Consolidated Net Tangible Assets" means total assets less (1) total current liabilities (excluding any Debt which, at the option of the borrower, is renewable or extendable to a term exceeding 12 months and which is included in current liabilities and further excluding any deferred income taxes which are included in current liabilities) and (2) goodwill, patents and trademarks, all as reflected in the Corporation's most recent consolidated balance sheet preceding the date of a determination under Section 4.3(11).

         "Debt" means any debt for borrowed money which would appear on the balance sheet as a liability or any guarantee of such a debt and includes purchase money obligations. This term does not include any obligation to make payments arising from the transfer of tax benefits under the

Economic Recovery Tax Act of 1981 (as it may from time to time be amended, or any successor statute) to the extent such obligation is offset by or conditioned upon receipt of payments from another person. A Debt shall be counted only once even if the Corporation and one or more of its Subsidiaries may be responsible for the obligation.

         "Lien" means any mortgage, pledge, security interest or lien. This term does not include any obligation arising from the transfer of tax benefits under the Economic Recovery Tax Act of 1981 (as it may from time to time be amended, or any successor statute) to the extent such obligation is offset by or conditioned upon receipt of payments from another person.

         "Long-Term Debt" means Debt that by its terms matures on a date more than 12 months after the date it was created or Debt that the obligor may extend or renew without the obligee's consent to a date more than 12 months after the Debt was created.

         "Principal Property" means, as to any particular series of Securities, any mining and quarrying or manufacturing facility located in the United States and owned by the Corporation or by one or more Restricted Subsidiaries from the date Securities of that series are first issued and which has, as of the date the Lien is incurred, a net book value (after deduction of depreciation and other similar charges) greater than 3% of Consolidated Net Tangible Assets, except (1) any such facility or property which is financed by obligations of any State, political subdivision of any State or the District of Columbia under terms which permit the interest payable to the holders of the obligations to be excluded from gross income as a result of the plant, facility or property satisfying the conditions of Section 103(b)(4)(C), (D), (E), (F) or (H) or
Section 103(b)(6) of the Internal Revenue Code of 1954 or of Section 142(a) or
Section 144(a) of the Internal Revenue Code of 1986, or of any successors to such provisions, or (2) any such facility or property which, in the opinion of the Board of Directors of the Corporation, is not of material importance to the total business conducted by the Corporation and its Subsidiaries taken as a whole. However, the chief executive officer or chief financial officer of the Corporation may at any time declare any mining and quarrying or manufacturing facility or other property to be a Principal Property by delivering a certificate to that effect to the Trustee.

         "Restricted Property" means, as to any particular series of Securities, any Principal Property, any Debt of a Restricted Subsidiary owned by the Corporation or a Restricted Subsidiary on the date Securities of that series are first issued or secured by a Principal Property (including any property received upon a conversion or exchange of such debt), or any shares of stock of a Restricted Subsidiary owned by the Corporation or a Restricted Subsidiary (including any property or shares received upon a conversion, stock split or other distribution with respect to the ownership of such stock).

         "Restricted Subsidiary" means a Subsidiary that has substantially all its assets located in, or carries on substantially all its business in, the United States and that owns a Principal Property. Notwithstanding the preceding sentence, a Subsidiary shall not be a Restricted Subsidiary during such period of time as it has shares of capital stock registered under the Exchange Act or it files reports and other information with the SEC pursuant to Section 13 or 15(d) of the Exchange Act.

         "Sale-Leaseback Transaction" means an arrangement whereby the Corporation or a Restricted Subsidiary now owns or hereafter acquires a Principal Property, transfers it to a person and contemporaneously leases it back from the person. This term does not include any transaction arising from the transfer of tax benefits under the Economic Recovery Tax Act of 1981 (as it may from time to time be amended, or any successor statute) to the extent the obligation to make rental payments is offset or conditioned upon receipt of payments from another person.

         "Subsidiary" means a corporation, a majority of the Voting Stock of which is owned by the Corporation, the Corporation and one or more Subsidiaries, or one or more Subsidiaries.

         "United States" means the United States of America. The Commonwealth of Puerto Rico, the Virgin Islands and other territories and possessions are not part of the United States.

         "Voting Stock" means capital stock having voting power under ordinary circumstances to elect directors.

         Section 4.2 Payment of Securities. The Corporation shall promptly pay the principal of and interest, if any, on the Securities on the dates and in the manner provided in the Securities.

         To the extent lawful, the Corporation shall pay interest on overdue principal at the rate borne by the Securities and shall pay interest on overdue installments of interest at the same rate.

         Section 4.3 Limitation on Liens. The Corporation shall not, and shall not permit any Restricted Subsidiary to, incur a Lien on Restricted Property to secure a Debt unless:

                  (1) the Lien equally and ratably secures the Securities and the Debt. The Lien may equally and ratably secure the Securities and any other obligation of the Corporation or a Subsidiary. The Lien may not secure an obligation of the Corporation that is subordinated to any Securities; or

                  (2) the Lien is on property, Debt or shares of stock of a corporation at the time such corporation becomes a Restricted Subsidiary; or

                  (3) the Lien is on property at the time the Corporation or a Restricted Subsidiary acquires the property. However, the Lien may not extend to any other Restricted Property owned by the Corporation or a Restricted Subsidiary at the time the property is acquired; or

                  (4) the Lien secures Debt incurred to finance all or some of the purchase price or cost of construction of property of the Corporation or a Restricted Subsidiary. The Lien may not extend to any other Restricted Property owned by the Corporation or a Restricted Subsidiary at the time the Lien is incurred. However, in the case of any construction the Lien related to the construction may extend to unimproved real property. The Debt secured by the Lien may not be incurred more than one year after the later of the acquisition, completion of construction or commencement of full operation of the property subject to the Lien; or

                  (5) the Lien secures Debt of a Restricted Subsidiary owed to the Corporation or another Restricted Subsidiary; or

                  (6) the Lien is on property of a corporation at the time such corporation merges into, or consolidates or enters into a share exchange with, the Corporation or a Restricted Subsidiary; or

                  (7) the Lien is on property of a person at the time the person transfers or leases all or substantially all its assets to the Corporation or a Restricted Subsidiary; or

                  (8) the Lien is in favor of a government or governmental entity and

                      (A) secures payment pursuant to a contract, subcontract,
                  statute or regulation; or

                      (B) secures Debt which is guaranteed by the government or
                  governmental entity; or

                      (C) secures Debt incurred to finance all or some of
                  the purchase price or cost of construction of goods, products or facilities produced under contract or subcontract for the government or governmental entity; or

                      (D) secures Debt incurred to finance all or some of the
                  purchase price or cost of construction of the property subject to the Lien; or

                  (9) the Lien arises pursuant to any order of attachment, distraint or similar legal process arising in connection with court proceedings so long as the execution or other enforcement thereof is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings; or

                  (10) as to any particular series of Securities, the Lien extends, renews or replaces in whole or in part a Lien ("existing Lien") permitted by any of the clauses (1) through (9) or a Lien existing on the date that Securities of such series are first issued. The Lien may not extend beyond the property subject to the existing Lien. The Debt secured by the Lien may not exceed the Debt secured at the time by the existing Lien unless the existing Lien or a predecessor Lien was incurred under clause (1) or (5); or

                  (11) the Debt secured by the Lien plus all other Debt secured by Liens on Restricted Property, excluding Debt secured by a Lien permitted by any of the clauses (1) through (10) and any Debt secured by a Lien existing at the date of this Indenture, at the time does not exceed 10% of Consolidated Net Tangible Assets. Attributable Debt for any lease entered into under clause (4) of Section 4.4 shall be included in the determination and treated as Debt secured by a Lien on Restricted Property not otherwise permitted by any of the clauses (1) through (10).

         Section 4.4 Limitation on Sale-Leaseback Transactions. The Corporation shall not, and shall not permit any Restricted Subsidiary to, enter into a Sale-Leaseback Transaction unless:

                  (1)      the lease has a term of three years or less; or

                  (2) the lease is between the Corporation and a Restricted Subsidiary or between Restricted Subsidiaries; or

                  (3) the Corporation or a Restricted Subsidiary under clauses
         (2) through (10) of Section 4.3 could create a Lien on the property to secure Debt at least equal in amount to the Attributable Debt for the lease; or

                  (4) the Corporation or a Restricted Subsidiary under clause
         (11) of Section 4.3 could create a Lien on the property to secure Debt at least equal in amount to the Attributable Debt for the lease; or

                  (5) the Corporation owns or acquires other property which will be made a Principal Property and is determined by the Board of Directors of the Corporation to have a fair value equal to or greater than the Attributable Debt incurred; or

                  (6) within 270 days the Corporation makes Capital Expenditures with respect to a Principal Property in an amount at least equal to the amount of the Attributable Debt incurred; or

                  (7) (A) the Corporation or a Restricted Subsidiary makes an optional prepayment in cash of its Debt or capital lease obligations at least equal in amount to the Attributable Debt for the lease;

                      (B) the prepayment is made within 270 days of the
                  effective date of the lease;

                      (C) the Debt prepaid is not owned by the Corporation or a
                  Restricted Subsidiary;

                      (D) the Debt prepaid is not subordinated to any of the
                  Securities; and

                      (E) the Debt prepaid was Long-Term Debt at the time it
                  was created.

         Section 4.5 No Lien Created, etc. This Indenture and the Securities do not create a Lien, charge or encumbrance on any property of the Corporation or any Subsidiary.

         Section 4.6 Compliance Certificate. The Corporation shall deliver to the Trustee within 120 days after the end of each fiscal year of the Corporation an Officers' Certificate stating whether or not the signers know of any default by the Corporation in performing its covenants in Section 4.3 or 4.4. If they do know of such a default, the certificate shall describe the default. The certificate need not comply with Section 10.5.

         Section 4.7 SEC Reports. The Corporation shall file with the Trustee within 15 days after it files them with the SEC copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Corporation is required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act. The Corporation also shall comply with the other provisions of TIA ss. 314(a).

         Section 4.8 Rule 144A Information Requirement. If at any time the Corporation is no longer subject to Section 13 or 15(d) of the Exchange Act, the Corporation will furnish to the Holders or beneficial holders of the Rule 144A Securities and prospective purchasers of Rule 144A Securities designated by the holders of such Securities, upon their request, information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.


                                   ARTICLE 5.

                             SUCCESSOR CORPORATION

         Section 5.1 When the Corporation May Merge, etc. The Corporation shall not consolidate with or merge into, or transfer all or substantially all its assets to another corporation, unless (1) the resulting, surviving or transferee corporation assumes by supplemental indenture all the obligations of the Corporation under the Securities and this Indenture, (2) immediately after giving effect to such transaction no Event of Default and no circumstances which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing, and (3) the Corporation shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Indenture, and thereafter all such obligations of the Corporation shall terminate.

         Section 5.2 When Securities Must Be Secured. If upon any such consolidation, merger or transfer a Restricted Property would become subject to an attaching Lien that secures Debt, then, before the consolidation, merger or transfer occurs, the Corporation by supplemental indenture shall secure the Securities by a direct lien on the Restricted Property. The direct Lien shall have priority over all Liens on the Restricted Property except those already on it. The direct Lien may equally and ratably secure the Securities and any other obligation of the Corporation or a Subsidiary. However, the Corporation need not comply with this Section if:

                  (1) upon the consolidation, merger or transfer the attaching Lien will secure the Securities, equally and ratably with or prior to Debt secured by the attaching Lien; or

                  (2) the Corporation or a Restricted Subsidiary under any of the clauses (2) through (11) of Section 4.3 could create a Lien on the Restricted Property to secure Debt at least equal in amount to that secured by the attaching Lien.

                                   ARTICLE 6.

                             DEFAULTS AND REMEDIES

         Section 6.1 Events of Default. An "Event of Default" occurs with respect to a series of Securities if:

                  (1) the Corporation defaults in the payment of interest on any Security of that series when the same becomes due and payable and the default continues for a period of 30 days;

                  (2) the Corporation defaults in the payment of the principal of any Security of that series when the same becomes due and payable at maturity, upon redemption or otherwise;

                  (3) the Corporation fails to comply with any of its other agreements in the Securities of that series or this Indenture for the benefit of that series and the default continues for the period and after the notice specified in this Section;

                  (4) the Corporation pursuant to or within the meaning of any Bankruptcy Law:

                      (A) commences a voluntary case,

                      (B) consents to the entry of an order for relief against
                  it in an involuntary case,

                      (C) consents to the  appointment  of a Custodian of it or
                  for all or substantially all of its property, or

                      (D) makes a general assignment for the benefit of its
                  creditors;

                  (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                      (A) is for relief against the Corporation in an
                  involuntary case,

                      (B) appoints a Custodian of the Corporation or for all
                  or substantially all of the property of the Corporation, or

                      (C) orders the winding up or liquidation of the
                  Corporation,

         and the order or decree remains unstayed and in effect for 60 days; or

                  (6) there occurs any other event specifically described as an Event of Default by the Securities of that series.

         The term "Bankruptcy Law" means Title 11, United States Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

         A default under clause (3) is not an Event of Default with respect to a series of Securities until the Trustee or the Holders of at least 25% in principal amount of the Securities of that series notify the Corporation of the default and the Corporation does not cure the default within 90 days after receipt of the notice. The notice must specify the default, demand that it be remedied and state that the notice is a "Notice of Default." Subject to Sections
7.1 and 7.2, the Trustee shall not be charged with knowledge of any default, or of the delivery to the Corporation of a notice of default by any Holder, unless written notice thereof shall have been given to the Trustee by the Corporation, the Paying Agent, the Holder of a Security or an agent of such Holder.

         Section 6.2 Acceleration. If an Event of Default with respect to a series of Securities occurs and is continuing, the Trustee, by notice to the Corporation, or the Holders of at least 25% in principal amount of the Securities of that series by notice to the Corporation and the Trustee, may declare the principal (or, in the case of Discounted Securities, such amount of principal as may be provided for in such Securities) of and accrued interest on all the Securities of that series to be due and payable immediately. Upon a declaration such principal and interest shall be due and payable immediately. The Holders of a majority in principal amount of the Securities of any series by notice to the Trustee may rescind an acceleration (and upon such rescission any Event of Default caused by such acceleration shall be deemed cured) with respect to that series and its consequences if all existing Events of Default with respect to the series have been cured or waived, if the rescission would not conflict with any judgment or decree, and if all payments due to the Trustee and any predecessor Trustee under Section 7.7 have been made.

         Section 6.3 Other Remedies. If an Event of Default with respect to a series of Securities occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of (or, in the case of Discounted Securities, such amount of principal as may be provided for in such Securities) or interest on the Securities of that series or to enforce the performance of any provision of such Securities or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

         Section 6.4 Waiver of Past Defaults. Subject to Section 9.2, the Holders of a majority in principal amount of the Securities of a series by notice to the Trustee may waive an existing Default or Event of Default with respect to that series and its consequences. When a Default or Event of Default is waived, it is cured and stops continuing, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         Section 6.5 Control by Majority. The Holders of a majority in principal amount of the Securities of a series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust of power conferred on it with respect to that series. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, or, subject to Section 7.1, that the Trustee determines is unduly prejudicial to the rights of other Holders of Securities of the same series or would involve the Trustee in personal liability.

         Section 6.6 Limitation on Suits. No Holder of a Security of any series may pursue any remedy with respect to this Indenture or the Securities unless:

                  (1) the Holder gives to the Trustee written notice stating that an Event of Default with respect to the Securities of the series is continuing;

                  (2) the Holders of at least 25% in principal amount of the Securities of that series make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                  (5) during such 60-day period the Holders of a majority in principal amount of the Securities of that series do not give the Trustee a direction inconsistent with the request.

         A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over the other Securityholder.

         Section 6.7 Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on the Security on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective date, shall not be impaired or affected without the consent of the Holder.

         Section 6.8 Collection Suit by Trustee. If an Event of Default in payment of interest or principal specified in Section 6.1(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Corporation for the whole amount of principal and interest remaining unpaid.

         Section 6.9 Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Corporation, or any of its creditors or property, and unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other person performing similar functions.

         Section 6.10 Priorities. If the Trustee collects any money pursuant to this Article with respect to the Securities of any series, it shall pay out the money in the following order:

         First:  to the Trustee for amounts due under Section 7.7;

         Second: to Holders of Securities of that series for amounts due and unpaid on such Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

         Third:  to the Corporation.

         The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section.

         Section 6.11 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit other than the Trustee of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit including the Trustee, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section
6.7 or a suit by Holders of more than 10% in principal amount of the Securities of any series.


                                   ARTICLE 7.

                                    TRUSTEE

         Section 7.1 Duties of Trustee.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall with respect to Securities exercise its rights and powers and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b) Except during the continuance of an Event of Default:

                  (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, notices or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates, notices and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct except that:

                  (1) this paragraph does not limit the effect of paragraph (b) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5;

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section;

         (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

         (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Corporation.

         Section 7.2 Rights of Trustee.

         (a) Subject to Section 7.1, the Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

         (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

         Section 7.3 Individual Rights of Trustee, etc. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Corporation or any of its affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

         Section 7.4 Trustee's Disclaimer. The Trustee makes no representations as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Corporation's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

         Section 7.5 Notice of Defaults. If a Default occurs with respect to a series of Securities and is continuing and if it is known to the Trustee, the Trustee shall mail to each Holder of Securities of that series notice of the Default within 90 days after it occurs. Except in the case of a default in payment on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers determines in good faith that withholding the notice is in the interests of such Holders.

         Section 7.6 Reports by Trustee to Holders. If required pursuant to TIA ss. 313(a), the Trustee, within 60 days after each May 15, shall mail to each Securityholder a brief report dated as of May 15 that complies with TIA ss. 313(a). The Trustee also shall comply with the reporting obligations of TIA ss. 313(b).

         A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Corporation agrees to notify the Trustee whenever the Securities become listed on any stock exchange.

         Section 7.7 Compensation and Indemnity. The Corporation shall pay to the Trustee from time to time reasonable compensation for its services. The Corporation shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel. The Corporation shall indemnify the Trustee against any loss or liability incurred by it in connection with the administration of this trust and its duties hereunder. The Trustee shall notify the Corporation promptly of any claim for which it may seek indemnity. The Corporation need not pay for any settlement made without its consent. The Corporation need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

         To secure the Corporation's payment obligations in this Section, the Trustee shall have a senior claim to which the Securities are hereby made subordinate on all money or property held or collected by the Trustee, except that held in trust to pay principal of and interest on particular Securities.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(4) or (5) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

         Section 7.8 Replacement of Trustee. The Trustee may resign with respect to the Securities of one or more series by so notifying the Corporation. The Holders of a majority in principal amount of the Securities of any series may remove the Trustee with respect to that series by so notifying the removed Trustee and may appoint a successor Trustee with the Corporation's consent. The Corporation may remove the Trustee if:

                  (1) the Trustee fails to comply with Section 7.10;

                  (2) the Trustee is adjudged a bankrupt or an insolvent;

                  (3) a receiver or other public officer takes charge of the Trustee or its property; or

                  (4) the Trustee otherwise becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of trustee for any reason, the Corporation shall promptly appoint a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Corporation. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee for the benefit of the series with respect to which it is retiring to the successor Trustee, the resignation or removal of the retiring Trustee shall then become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture with respect to that series. A successor Trustee shall mail notice of its succession to each Holder of the Securities of the series affected.

         If pursuant to Section 2.3(5) a trustee, other than the Trustee initially named in this Indenture (or any successor thereto), is appointed with respect to one or more series of Securities, the Corporation, the Trustee initially named in this Indenture (or any successor thereto) and such newly appointed trustee shall execute and deliver a supplement to this Indenture which shall contain such provisions as shall be necessary or desirable to confirm that all the rights, powers, trusts and duties of the Trustee initially named in this Indenture (or any successor thereto) with respect to the Securities of any series as to which the Trustee is continuing as trustee hereunder shall continue to be vested in the Trustee initially named in this Indenture (or any successor thereto), and shall add to, supplement or change any of the provisions of this Indenture as shall be necessary or desirable to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts relating to the separate series of Securities as if it were acting under a separate indenture.

         If a successor Trustee with respect to a series of Securities does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Corporation or the Holders of a majority in principal amount of the Securities of that series may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee with respect to a series of Securities fails to comply with Section 7.10, any Holder of Securities of that series may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         If there are two or more Trustees at any time under this Indenture, each will be the Trustee of a separate trust held under this Indenture for the benefit of the series of Securities for which it is acting as Trustee and the rights and obligations of each Trustee will be determined as if it were acting under a separate indenture.

         Section 7.9 Successor Trustee by Merger, etc. If the Trustee consolidates with, merges or converts into or transfers all or substantially all its corporate trust assets to another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

         Section 7.10 Eligibility; Disqualification. This Indenture shall always have a Trustee that satisfies the requirements of TIA ss. 310(a). The Trustee shall have a combined capital and surplus of at least $5,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA ss. 310(b), provided that the question whether the Trustee has a conflicting interest shall be determined as if each series of Securities were separate issues of securities issued under separate indentures.

         Section 7.11 Preferential Collection of Claims Against Corporation. The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.


                                   ARTICLE 8.

                     SATISFACTION, DISCHARGE AND DEFEASANCE

         Section 8.1 Satisfaction and Discharge Under Limited Circumstances. If at any time (a) all Securities of a series previously authenticated (other than any Securities destroyed, lost or stolen and replaced or paid as provided in
Section 2.10) shall have been delivered to the Trustee for cancellation, or (b) all the Securities of a series not previously delivered to the Trustee for cancellation shall have become due and payable, the Corporation has deposited or caused to be deposited with the Trustee as trust funds the entire amount (other than moneys paid to the Corporation in accordance with Section 8.5) sufficient to pay at maturity or upon redemption all Securities of that series not previously delivered to the Trustee for cancellation, including principal and interest due, and if, in either case, the Corporation shall also pay all other sums then payable under this Indenture by the Corporation, then this Indenture shall cease to be of further effect with respect to Securities of that series, and the Trustee, on demand of and at the cost and expense of the Corporation, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to Securities of that series. The Corporation will reimburse the Trustee for any subsequent costs or expenses reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities.

         Section 8.2 Satisfaction and Discharge of Indenture. The Corporation may take any action provided for in this Section unless the Securities of the affected series specifically provide that this Section shall not apply to the series. The Corporation at any time at its option may terminate all of its obligations under the Securities of a series previously authenticated and its obligations under this Indenture with respect to such series (except as provided below), and the

Trustee, at the expense of the Corporation, shall, upon the request of the Corporation, execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to Securities of that series, effective on the date the following conditions are satisfied:

                  (1) with reference to this Section, the Corporation has deposited or caused to be deposited with the Trustee, as trust funds in trust, specifically pledged as security for and dedicated solely to the benefit of the Holders of the Securities of that series, (a) lawful money, in the currency or currencies in which Securities of that series are payable, in an amount, or (b) if the Securities of that series are payable in U.S. dollars, U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms (and, as to callable U.S. Government Obligations, regardless of when they are called) will provide not later than the opening of business on the due dates of any payment of the principal of and any interest on the Securities of that series lawful money of the United States in an amount, or (c) Securities of that series, or (d) a combination thereof, sufficient to pay and discharge the principal of and interest on the Securities of that series on the date on which such payments are due and payable in accordance with the terms of this Indenture and of the Securities of that series and 91 days have passed during which no Event of Default under Section 6.1(4) or 6.1(5) has occurred;

                  (2) if the Securities of that series are then listed on any national securities exchange, the Corporation shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit, defeasance and discharge will not cause such Securities to be delisted; and

                  (3) the Corporation has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, complying with Section 10.4 relating to the Corporation's exercise of such option.

         The trust established pursuant to subsection (1) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. The escrow trust agreement may, at the Corporation's election, grant the Corporation the right to substitute U.S. Government Obligations or Securities of the same series from time to time for any or all of the U.S. Government Obligations deposited with the Trustee pursuant to this Section and the escrow trust agreement; provided, however, that the condition specified in subsection (1) above is satisfied immediately following any such substitution or substitutions. If any Securities of a series are to be redeemed prior to their stated maturity pursuant to optional redemption provisions the applicable escrow trust agreement shall provide therefor and the Corporation shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Corporation.

         Upon the satisfaction of the conditions set forth in this Section with respect to the Securities, the terms and conditions of the Securities, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Corporation.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Corporation under Sections 2.4, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10, 2,12, 7.7 and 7.8 with respect to the Securities of that series shall survive until the Securities of that series are no longer outstanding. Thereafter, the Corporation's obligations in Section 7.7 shall survive.

         "U.S. Government Obligations" means the following obligations:

                  (1) direct obligations of the United States for the payment of which its full faith and credit is pledged; or

                  (2) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States.

         Section 8.3 Defeasance of Certain Obligations. The Corporation may take any action provided for in this Section unless the Securities of the affected series specifically provide that this Section shall not apply to the series. The Corporation at any time at its option may cease to be under any obligation to comply with Sections 4.3, 4.4, 4.6, 5.1 and 5.2 with respect to Securities of a series effective on the date the following conditions are satisfied:

                  (1) with reference to this Section, the Corporation has deposited or caused to be deposited with the Trustee irrevocably, as trust funds in trust, specifically pledged as security for and dedicated solely to the benefit of the Holders of the Securities of that series, (a) lawful money, in the currency or currencies in which Securities of that series are payable, in an amount, or (b) if the Securities of that series are payable in U.S. dollars, U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms (and, as to callable U.S. Government Obligations, regardless of when they are called) will provide not later than the opening of business on the due dates of any payment of principal of and interest on the Securities of that series lawful money of the United States in an amount, or (c) Securities of that issue, or (d) a combination thereof, sufficient to pay and discharge the principal of and interest on the Securities of that series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of the Securities of that series; and

                  (2) the Corporation has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel complying with Section 10.4 relating to the Corporation's exercise of such option.

         The trust established pursuant to subsection (1) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. The escrow trust agreement may, at the Corporation's election, grant the Corporation the right to substitute U.S. Government Obligations or Securities of the same series from time to time for any or all of the U.S. Government Obligations deposited with the Trustee pursuant to this Section and the escrow trust agreement; provided, however, that the condition specified in subsection (1) above is satisfied immediately following any such substitution or substitutions. If any Securities of a series are to be redeemed prior to their stated maturity pursuant to optional redemption provisions the applicable escrow trust agreement shall provide therefor and the Corporation shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Corporation.

         The Corporation's exercise of its option under this Section shall not preclude the Corporation from subsequently exercising its option under Section
8.2 hereof and the Corporation may so exercise that option by providing the Trustee with written notice to such effect.

         Section 8.4 Application of Trust Money. The Trustee shall hold in trust money, U.S. Government Obligations, and Securities of that series deposited with it pursuant to Sections 8.1, 8.2 or 8.3. It shall apply the deposited money and U.S. Government Obligations through the Paying Agent and in accordance with this Indenture, to the payment of principal and interest on the Securities of the series for the payment of which such money and U.S. Government Obligations has been deposited. The Holder of any Security replaced pursuant to Section 2.8 shall not be entitled to any such payment and shall look only to the Corporation for any payment which such Holder may be entitled to collect. In connection with the satisfaction and discharge of this Indenture or the defeasance of certain obligations under this Indenture with respect to Securities of a series pursuant to Section 8.2 or Section 8.3 hereof, respectively, the escrow trust agreement may, at the Corporation's election, (1) enable the Corporation to direct the Trustee to invest any money received by the Trustee on the U.S. Government Obligations deposited in trust thereunder in additional U.S. Government Obligations and (2) enable the Corporation to withdraw monies or U.S. Government Obligations from the trust from time to time; provided, however, that the condition specified in Section 8.2(1) or 8.3(1) is satisfied immediately following any investment of such money by the Trustee or the withdrawal of monies or U.S. Government Obligations from the trust by the Corporation as the case may be.

         Section 8.5 Repayment to Corporation. The Trustee and the Paying Agent shall promptly pay to the Corporation upon request any excess money or securities held by them at any time. The Trustee and the Paying Agent shall pay to the Corporation upon request any money held by them for the payment of principal or interest that remains unclaimed for two years.


                                   ARTICLE 9.

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

         Section 9.1 Without Consent of Holders. The Corporation may amend or supplement this Indenture or the Securities of any series without notice to or consent of any Securityholder:

                  (1) to cure any ambiguity, omission, defect or inconsistency;

                  (2) to comply with Article 5;

                  (3) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                  (4) to effectuate or comply with the provisions of Section 2.3(5) or 7.8;

                  (5) to make any change that does not materially adversely affect the rights of any Holder of any Security of that series; or

                  (6) to add or change or eliminate any provisions of this Indenture as shall be necessary or desirable in accordance with any amendments to the TIA.

         The Trustee may waive compliance by the Corporation with any provision of this Indenture or the Securities of any series without notice to or consent of any Securityholder if the waiver does not materially adversely affect the rights of any Holder of any Securities of that series.

         Section 9.2 With Consent of Holders. The Corporation may amend or supplement this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of not less than a majority in principal amount of the Securities of each series affected and the Trustee shall execute any such amendment or supplement at the direction of the Corporation. The Holders of a majority in principal amount of the Securities of each series affected may waive compliance by the Corporation with any provision of this Indenture or the Securities of each such series without notice to any Securityholder. However, without the consent of each Securityholder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 6.4, may not:

                  (1) reduce the amount of Securities of any series whose Holders must consent to an amendment, supplement or waiver;

                  (2) reduce the rate of or extend the time for payment of interest on any Security;

                  (3) reduce the principal of or extend the fixed maturity of any Security;

                  (4) reduce the portion of the principal amount of a Discounted Security payable upon acceleration of its maturity; or

                  (5) make any Security payable in money other than that stated in the Security.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplement or amendment, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 9.3 Compliance with Trust Indenture Act of 1939. Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

         Section 9.4 Revocation and Effect of Consents. A consent to an amendment, supplement or waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of the

Security. The Trustee must receive the notice of revocation before the date the amendment, supplement or waiver becomes effective.

         After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder unless it makes a change described in clauses (2),
(3), (4) or (5) of Section 9.2. In that case, the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

         Section 9.5 Notation on or Exchange of Securities. If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder, Alternatively, if the Corporation or the Trustee so determine, the Corporation in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

         Section 9.6 Trustee to Sign Amendments, etc. The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment, supplement or waiver the Trustee shall be entitled to receive, and (subject to Section 7.1) shall be fully protected in relying upon, an Opinion of Counsel stating that such amendment, supplement or waiver is authorized or permitted by this Indenture. The Corporation shall not sign an amendment or supplement unless authorized by an appropriate Board Resolution.


                                  ARTICLE 10.

                                 MISCELLANEOUS

         Section 10.1 TIA Controls. If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

         Section 10.2 Notices. Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first-class mail addressed as follows:

         if to the Corporation:

                           Martin Marietta Materials, Inc.
                           Attention:  Chief Financial Officer
                           2710 Wycliff Road
                           Raleigh, North Carolina 27607
         if to the Trustee:

                           First Union National Bank
                           Attention:  Corporate Trust
                           230 South Tryon Street, 9th Floor
                           Charlotte, North Carolina 28288-1179

         The Corporation or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

         Failure to mail a notice of communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         Section 10.3 Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Corporation, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

         Section 10.4 Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Corporation to the Trustee to take any action under this Indenture, the Corporation shall furnish to the Trustee:

                  (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Section 10.5 Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such person, the person has made such examination or investigation as is necessary to enable the person to express an informed opinion as to whether such covenant or condition has been complied with;

                  (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Section 10.6 When Treasury Securities Disregarded. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Corporation or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation, shall be disregarded, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

         Section 10.7 Rules by Trustee, Paying Agent, Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.

         Section 10.8 Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday, a legal holiday or a day on which banking institutions are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment shall be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday in the state or other jurisdiction in which the Trustee maintains its principal place of business, then the record date shall be the next succeeding day that is not a Legal Holiday in such state or other jurisdiction.

         Section 10.9 Governing Law. The laws of the State of New York shall govern this Indenture and the Securities.

         Section 10.10 No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Corporation or any Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

         Section 10.11 No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Corporation shall not have any liability for any obligation of the Corporation under the Securities or the Indenture or for any claim based on, with respect to or by reason of such obligations or their creation. All such liability is waived and released as a condition of, and as partial consideration for, the execution of this Indenture and the issue of the Securities.

         Section 10.12 Securities in a Foreign Currency. Unless otherwise specified in an Officers' Certificate delivered pursuant to Section 2.1 of this Indenture with respect to a particular series of Securities, whenever for purposes of this Indenture any action may be taken by the holders of a specified percentage in aggregate principal amount of Securities of all series at the time outstanding and, at such time, there are outstanding Securities of any series which are denominated in a Foreign Currency, then the principal amount of Securities of such series which shall be deemed to be outstanding for the purpose of taking such action shall be that amount of U.S. dollars that could be obtained for such amount at the Market Exchange Rate on the record date fixed for such action or, if no record date is fixed, on the New York Banking Day immediately preceding the date of such action.

         Section 10.13 Judgment Currency. If, for the purpose of obtaining a judgment in any court with respect to any obligation of the Corporation hereunder or under any Security, it shall become necessary to convert into any other currency or ECU any amount in the currency or ECU due hereunder or under such Security, then such conversion shall be made by the Trustee (a) with respect to conversions between any Foreign Currency and U.S. dollars at the Market Exchange Rate as in effect on the date of entry of the judgment (the "Judgment Date"), (b) with respect to conversions between any currency and ECU at the Official Exchange Rate as in effect on the Judgment Date, and (c) with respect to conversions of any Foreign Currency into any other Foreign Currency by (i) converting such Foreign Currency into U.S. dollars at the Market Exchange Rate as in effect on the Judgment Date and (ii) converting the sum of U.S. dollars so obtained into such other Foreign Currency at the Market Exchange Rate as in effect on the Judgment Date. If pursuant to any such judgment, conversion shall be made on a date (the "Substitute Date") other than the Judgment Date and there shall occur a change between any Market Exchange Rate or Official Exchange Rate used in such conversion as in effect on the Judgment Date and such Market Exchange Rate or Official Exchange Rate as in effect on the Substitute Date, the Corporation agrees to pay such additional amounts, if any, as may be necessary to ensure that the amount paid is equal to the amount in such other currency or ECU which, when converted at such Market Exchange Rate or Official Exchange Rate as in effect on the Judgment Date, is the amount due hereunder or under such Security. Any amount due from the Corporation under this Section shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security. In no event, however, shall the Corporation be required to pay more in the currency or ECU due hereunder or under such Security at the Market Exchange Rate or the Official Exchange Rate as in effect on the Judgment Date than the amount of currency or ECU stated to be due hereunder or under such Security so that in any event the Corporation's obligations hereunder or under such Security will be effectively maintained as obligations in such currency or ECU, and the Corporation shall be entitled to withhold (or be reimbursed for, as the case may be) any excess of the amount actually realized upon any such conversion on the Substitute Date over the amount due and payable on the Judgment Date.

         Section 10.14 Successors. All agreements of the Corporation in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

         Section 10.15 Duplicate Originals. The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

         Section 10.16 Acts of Holders; Record Dates.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Corporation. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.1(e)) conclusive in favor of the Trustee and the Corporation, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The Corporation may, in the circumstances permitted by the TIA, fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, wavier or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Corporation prior to the first solicitation of a Holder of Securities of such series made by any person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 2.6) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                                   SIGNATURES


                                   MARTIN MARIETTA MATERIALS, INC.


[CORPORATE SEAL]                   By:  /s/ Stephen P. Zelnak, Jr.
                                      ------------------------------------------
                                      Title: President
Attest:


       /s/ Roselyn Bar
-----------------------------
Secretary

                                   FIRST UNION NATIONAL BANK


[CORPORATE SEAL]                   By:  /s/ Terry Baker
                                      ------------------------------------------
                                      Title: Vice President
Attest:

/s/ Shawn Bednasek
-----------------------------
Assistant Secretary

                                   EXHIBIT A


================================================================================
                            FORM OF FACE OF SECURITY

         [UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CORPORATION (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.9 OF THE INDENTURE (AS DEFINED BELOW).]*

         [THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) OF REGULATION D UNDER THE SECURITIES
ACT) IN A TRANSACTION EXEMPT FROM REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE (A) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.]**

---------------------------

 *Include only on a Global Note.
**Include only on an Original Security

================================================================================

No. _____                                                       $_______________

                        MARTIN MARIETTA MATERIALS, INC.

                                      ___%

                             Note Due ____________

                                                                CUSIP __________

MARTIN MARIETTA MATERIALS, INC., a North Carolina corporation, for value received hereby promised to pay to __________, or registered assigns, the principal sum of _______________________ DOLLARS ($________) on ______________,
________.

         Interest Payment Dates:    __________________ and __________________

         Record Dates:              __________________ and __________________

         Additional Provisions of this Note are set forth on the following pages of this Note.

Attest:                          [SEAL]       MARTIN MARIETTA MATERIALS, INC.



___________________________________           By: _____________________________
Secretary                                         Chief Executive Officer


Dated: ______________________


Authenticated:

This is one of the Securities
of the series designated herein
and referred to in the within-
named Indenture.


FIRST UNION NATIONAL BANK,
as Trustee

By:   _______________________,
      Authorized Officer

================================================================================


                         [FORM OF REVERSE OF SECURITY]

                        MARTIN MARIETTA MATERIALS, INC.

                                     ____%

                           NOTE DUE ________________



         1. Interest. Martin Marietta Materials, Inc., a North Carolina corporation (the "Corporation"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Corporation will pay interest semi-annually on __________ and __________ of each year. Interest on the Securities will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from __________. Unless otherwise specified, interest will be computed on the basis of a 360-day year of twelve 30-day months.

         [If Original Securities, then insert--Notwithstanding the foregoing, if
(i) the Corporation has not filed a registration statement (the "Exchange Offer Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), registering a security (an "Exchange Security") substantially identical to this Security pursuant to an exchange offer (the "Exchange Offer") within 60 days following the delivery of this Security (the "Issue Date"), or, if applicable, a registration statement (the "Resale Registration Statement") registering this Security for resale has not been filed on or prior to the date upon which it is required to be filed under the Exchange and Registration Rights Agreement, dated as of __________ (the "Registration Rights Agreement"), or (ii) the Exchange Offer Registration Statement has not become or been declared effective within 180 days following the Issue Date or, if applicable, the Resale Registration Statement has not been declared effective within 120 days after the Resale Registration Statement is filed or (iii) the Exchange Offer has not been completed within 45 days after the date on which the Exchange Registration Statement has become or been declared effective initially or (iv) either the Exchange Registration Statement or, if applicable, the Resale Registration Statement is filed and declared effective but shall thereafter cease to be effective (except as specifically permitted therein) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default" and each period during which a Registration Default has occurred and is continuing, a "Registration Default Period"), then the per annum interest rate on this Security will increase (the "Step-Up") by 0.25% for the first 90 days of the Registration Default Period and by 0.50% thereafter for the remaining portion of the Registration Default Period (after which Registration Default Period the interest rate will be reduced to the rate otherwise in effect). Interest accruing as a result of the Step-Up is referred to herein as "Additional Interest." Accrued Additional Interest shall be paid semi-annually on the Interest Payment Dates; and the amount of accrued Additional Interest shall be determined on the basis of the number of days actually elapsed. Any accrued and unpaid interest (including Additional Interest) on this Security upon the issuance of an Exchange Security in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Additional Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Record Date.]

         2. Method of Payment. Except as described above, the Corporation will pay interest on the Securities (except defaulted interest, which shall be paid as set forth below) to the persons who are registered holders of the Securities at the close of business on the record date for the next interest payment date even though the Securities are cancelled after the record date and on or before the interest payment date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such regular record date and may either be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee for the Securities, notice whereof shall be given to the Holders of Securities not less than 15 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Holders must surrender the Securities to a Paying Agent to collect principal payments. The Corporation will pay principal and interest in the money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Corporation may pay principal and interest by its check payable in such money. It may mail an interest check to a holder's registered address. To the extent lawful, the Corporation shall pay interest on overdue principal at the rate borne by the Securities and it shall pay interest on overdue installments of interest at the same rate.

         3. Paying Agent and Registrar. Initially, First Union National Bank ("Trustee"), Corporate Trust Division, 230 South Tryon Street, 9th Floor, Charlotte, North Carolina 28288-1179, will act as Paying Agent and Registrar. The Corporation may change any Paying Agent, Registrar or co-registrar without notice. The Corporation or any of its Subsidiaries (as defined in the Indenture) may act as Paying Agent, Registrar or co-registrar.

         4. Indenture. The Corporation issued the Securities under an Indenture dated as of December __, 1998 ("Indenture"), between the Corporation and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) ("Act"). The Securities are subject to all such terms, and holders are referred to the Indenture, all applicable supplemental indentures and the Act for a statement of those terms. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Security is one of a series of the Securities designated on the face hereof, limited in aggregate principal amount of $___________ (except as otherwise provided in the Indenture).

         5. Redemption. The Securities are not redeemable by the Corporation.

         6. Denominations; Transfer; Exchange. The Securities are in registered form without coupons in denominations of $1,000 and any multiple of $1,000. A holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. Also, it need not transfer or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed or before an interest payment date.

         7. Persons Deemed Owners. The registered holder of this Security may be treated as the owner of it for all purposes, and neither the Corporation, the Trustee, nor any Registrar, Paying Agent or co-registrar shall be affected by notice to the contrary.

         8. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Corporation at its request. After that, holders entitled to unclaimed money must look only to the Corporation and not the Trustee for payment unless an abandoned property law designates another person.

         9. Defeasance. The Indenture contains provisions for defeasance at any time of the entire principal of the Securities of any series upon compliance by the Corporation with certain conditions set forth therein.

         10. Amendment; Supplement; Waiver. Subject to certain exceptions as therein provided, the Indenture or the Securities may be amended or supplemented with the consent of the holders of not less than a majority in principal amount of the Securities, and, subject to certain exceptions and limitations as provided in the Indenture, any past default or compliance with any provision may be waived with the consent of the holders of a majority in principal amount of the Securities. Without the consent of any holder, the Indenture or the Securities may be amended or supplemented, for among other reasons, to cure any ambiguity, omission, defect or inconsistency, to provide for uncertificated Securities in addition to or in place of certificated Securities or to make any change that does not materially adversely affect the rights of any holder. Without the consent of any holder, the Trustee may waive compliance with any provision of the Indenture or the Securities if the waiver does not materially adversely affect the rights of any holder.

         11. Restrictive Covenants. The Indenture does not limit unsecured debt of the Corporation or any of its Subsidiaries. It does limit certain mortgages, liens and sale-leaseback transactions. The limitations are subject to a number of important qualifications and exceptions. Once a year the Corporation must report to the Trustee on compliance with the limitations.

         12. Successors. When a successor entity assumes all the obligations of the Corporation or its successors under the Securities and the Indenture, the predecessor corporation will be released from those obligations.

         13. Defaults and Remedies. An Event of Default is: default for 30 days in payment of any interest on the Securities; default in payment of any principal on the Securities; failure by the Corporation for 90 days after notice to it to comply with any of its other agreements in the Indenture or the Securities; and certain events of bankruptcy or insolvency. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series and accrued interest thereon may be declared due and payable in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity satisfactory to it. Subject to certain limitations, holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from holders notice of any continuing default (except a default in payment of principal or interest) if it determines in good faith that withholding notice is in the interests of such holders.

         14. Trustee Dealings with the Corporation. First Union National Bank, the Trustee under the Indenture, in its individual or any other capacity may make loans to, accept deposits from and perform services for the Corporation or any of its affiliates, and may otherwise deal with the Corporation or its affiliates as if it were not Trustee.

         15. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Corporation shall not have any liability for any obligations of the Corporation under the Securities or the Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each holder by accepting a Security waives and releases all such liability. This waiver and release are part of the consideration for the issue of the Securities.

         16. Authentication. This Security shall not be valid until the Trustee or other Authenticating Agent manually signs the certificate of authentication on this Security.

         17. Abbreviations. Customary abbreviations may be used in the name of a holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

         18. Miscellaneous. This Security shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         The Corporation will furnish to any holder upon written request and without charge a copy of the Indenture. Requests may be made to: Martin Marietta Materials, Inc., 2710 Wycliff Road, Raleigh, North Carolina 27607-3033
Attention: Secretary.

================================================================================


I or we assign and transfer to

   Insert social security or other identifying number of assignee
   -------------------------------------------------------------------



   -------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (Print or type name, address and zip code of assignee)

this Note and irrevocably appoint ___________________ agent to transfer this Note on the books of the Corporation. The agent may substitute another to act for him.

Dated:
      ---------------------------------------------------------------------

Signed:
       --------------------------------------------------------------------
       (Sign exactly as name appears on the front page of this Note)


Signature Guarantee:
                    ------------------------------------------------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT B

                           Form of Certificate To Be
                          Delivered in Connection with
                 Transfers or Exchanges of Original Securities

                                                           ____________,_______


First Union National Bank ("Trustee")
230 South Tryon Street, 9th Floor
Charlotte, North Carolina  28288-1179

Martin Marietta Corporation
2710 Wycliff Road
Raleigh, North Carolina  27607-3033

         Re: Martin Marietta Materials, Inc. (the "Corporation") 5.875% Notes Due December 1, 2008 (the "Securities")

Dear Sirs:

         In connection with the proposed transfer of $_____________ aggregate principal amount of the Securities (the "Securities"), the undersigned hereby certifies and confirms to you as follows (capitalized terms not otherwise defined herein have the meanings assigned to such terms in the Indenture, dated as of December 7, 1998, between the Corporation and the Trustee):


A.       TO BE COMPLETED BY ALL TRANSFERORS

         The undersigned is either (i) the sole beneficial owner of the Securities or (ii) acting on behalf of all beneficial owners of the Securities and is authorized to do so. Such beneficial owners are collectively referred to herein as the "Owner." The Owner is transferring the Securities as follows:

                         MANNER OF TRANSFER (Check one)

1.       [ ]      Transfer to the Corporation

2.       [ ]      Transfer to Qualified Institutional Buyer in Compliance with
                  Rule 144A

3.       [ ]      Transfer to Institutional Accredited Investor in Compliance
                  with Rule 144

4.       [ ]      Transfer to Institutional Accredited Investor in Reliance on
                  Regulation D under the Securities Act or Another Exemption from the Registration Requirements of the Securities Act
                  (other than Rule 144). The Owner is not the initial Holder or beneficial owner of the Securities.

                  The Corporation, the Trustee, the Registrar and the Initial Purchasers are entitled to rely upon this certification and are irrevocably authorized to produce this certification or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                          [Name of Owner]


                                          By:
                                             -----------------------------------
                                                    Authorized Signature

Dated:
      ---------------------------



B. TO BE COMPLETED BY PURCHASER IF "TRANSFER TO QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A" ABOVE IS CHECKED:

         The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Corporation as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                  The Corporation, the Trustee, the Registrar and the Initial Purchasers are entitled to rely upon this certification and are irrevocably authorized to produce this certification or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                          [Name of  Purchaser]


                                          By:
                                             -----------------------------------
                                                   Authorized Signature

Dated:
      ---------------------------

C. TO BE COMPLETED BY PURCHASER IF "TRANSFER TO INSTITUTIONAL ACCREDITED INVESTOR IN COMPLIANCE WITH REGULATION D OR UNDER THE SECURITIES ACT OR ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (OTHER THAN RULE 144)" ABOVE IS CHECKED.

         1. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Indenture dated as of December 7, 1998, relating to the Securities (the "Indenture") and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

         2. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Securities, we will do so only
(A) to the Corporation or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Corporation a signed letter substantially in the form of this letter, (D) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (E) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

         3. We understand that, on any proposed resale of any Securities, we will be required to furnish to you and the Corporation such certifications, legal opinions and other information as you and the Corporation may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

         4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

         5. We are acquiring the Securities purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion and the amount of Notes so being acquired is at least $100,000.

                  The Corporation, the Trustee, the Registrar and the Initial Purchasers are entitled to rely upon this certification and are irrevocably authorized to produce this certification or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                                          [Name of  Purchaser]


                                          By:
                                             -----------------------------------
                                                  Authorized Signature

Dated:
      -------------------------